Summary prospectus

Delaware VIP® Government Cash Management Series — Standard Class

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated April 29, 2020 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Delaware VIP Government Cash Management Series seeks to earn current income consistent with the preservation of capital and maintenance of liquidity.

What are the Series’ fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

The Series’ investment manager, Delaware Management Company (Manager), has agreed to voluntarily waive and/or reimburse fees to the extent necessary to assist the Series in attempting to maintain a yield of at least 0.00%. Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Manager. There is no guarantee that the Series will maintain a positive yield.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard
Management fees	0.45%
Distribution and service (12b-1) fees	none
Other expenses	0.97%
Total annual series operating expenses	1.42%
Fee waivers and expense reimbursements	(0.59%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	0.83%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Summary prospectus

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$85
3 years	$330
5 years	$661
10 years	$1,597

What are the Series’ principal investment strategies?

The Series intends to operate as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. The Series will invest at least 99.5% of its total assets in (i) US Government securities; (ii) cash; and/or (iii) repurchase agreements that are collateralized fully by cash and/or US Government securities. In addition, under normal circumstances, the Series will invest at least 80% of its net assets, including any borrowings for investment purposes, in US Government securities and repurchase agreements collateralized fully by cash or US Government securities. US Government securities include: US Treasury bills and notes; obligations issued by the US Government, its agencies or instrumentalities, including securities issued by entities chartered by Congress that are not issued or guaranteed by the US Treasury, including the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Loan Banks and Federal Farm Credit Banks; and obligations issued by issuers that are guaranteed as to principal or interest by the US Government, its agencies or instrumentalities, including the Government National Mortgage Association. The Series may invest in fixed, variable and floating rate instruments. The Series generally invests in securities with remaining maturities of 397 days or less.

The Series’ portfolio is managed to meet regulatory requirements that permit the Series to maintain a stable net asset value (NAV) of $1.00 per share. These include requirements relating to the credit quality, maturity, liquidity and diversification of the Series investments.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Although the Series seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Series’ sponsor has no legal obligation to provide financial support to the Series, and you should not expect that the sponsor will provide financial support to the Series at any time. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Inflation risk — The risk that the return from your investments will be less than the increase in the cost of living due to inflation.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Like the values of other debt instruments, the market values of US Government securities are affected by changes in interest rates. When interest rates rise, the market values of US Government securities generally decline. This could cause the Series’ NAV to decline below $1.00 per share. Changes to the monetary policy by the Federal Reserve or other regulatory actions may affect interest rates. During periods of low short-term interest rates, the Series may not be able to maintain a positive yield or may not be able to pay Series expenses out of current income without impairing the Series’ ability to maintain a stable NAV.

Repurchase agreement risk — The risk that if the seller in a repurchase agreement transaction defaults on its obligation to repurchase a security, a series may suffer delays, incur costs and lose money in exercising its rights.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. This could cause the Series’ NAV to decline below $1.00 per share.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Series’ Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Government Cash Management Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The Series adopted the performance of the First Investors Life Series Government Cash Management Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series, which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 reflect the performance and expenses of the Predecessor Series. The Predecessor Series was reorganized into the Series after the close of business on Oct. 4, 2019. The returns shown for periods after Oct. 4, 2019 reflect the performance and expenses of the Series.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/vip-performance.

Investors interested in obtaining the 7-day yield once available may call 800 523-1918.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 0.45% for the quarter ended March 31, 2019, and its lowest quarterly return was 0.00% for each quarter beginning with the quarter ended March 31, 2017 through the quarter ended June 30, 2017.

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years
Government Cash Management Series — Standard Class	1.35%	0.57%	0.28%
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)*	2.28%	1.07%	0.58%

* The Series added a broad-based securities index as of Oct. 4, 2019. The Series elected to use the new index because it reflected the Series’ investment strategies.

Summary prospectus

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Purchase and redemption of Series shares

Shares are sold, directly or indirectly, to separate accounts of life insurance companies at NAV. Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-VIP-850 [12/19] 22554 [4/20]